Exhibit 99.2

                               CELSION CORPORATION

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         In connection with the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2003 (the "Report") of Celsion Corporation, a Delaware corporation (the "Company"), as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Anthony P. Deasey, the Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       By: /s/ Anthony P. Deasey
                                            ---------------------------
                                           Anthony P. Deasey
                                           Executive Vice President-Finance and
                                           Administration and Chief Financial
                                           Officer

May 14, 2003